Exhibit 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each of the persons whose signature appears below hereby constitutes and appoints each of Mr. Alan Hartslief, Dr. Michael Jacobi, Dr. Armin Meyer, Dr. Hans-Ulrich Mueller, Mr. Paul Penepent, Dr. Peter Sidler, Mr. Norbert Staub, Mr. Oliver Strub and
Mr. John J. McGraw his true and lawful attorneys-in-fact and agents, with full power of substitution, and each with power to act alone, to sign and execute on behalf of the undersigned any and all amendments or supplements to this Registration Statement, and to perform any acts necessary to be done in order to file any and all such amendments and supplements with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and each of the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                                       Date

/s/ Armin Meyer                                  February 22, 2001
------------------------------------------       -----------------
Name:    Armin Meyer
Title:   Chairman and Chief Executive
         Officer
         (Principal Executive Officer)

/s/ Kurt Feller                                  February 22, 2001
------------------------------------------       -----------------
Name:    Kurt Feller
Title:   Vice Chairman

/s/ Michael Jacobi                               February 22, 2001
------------------------------------------       -----------------
Name:    Michael Jacobi
Title:   Chief Financial Officer
         (Principal Financial Officer)

/s/ Alan Hartslief                               February 22, 2001
------------------------------------------       -----------------
Name:    Alan Hartslief
Title:   Group Controller
         (Principal Accounting Officer)

/s/ Erwin W. Heri                                February 22, 2001
------------------------------------------       -----------------
Name:    Erwin W. Heri
Title:   Director


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/s/ Gertrud Hoehler                              February 22, 2001
------------------------------------------       -----------------
Name:    Gertrud Hoehler
Title:   Director

/s/ Jean-Marie Pierre Lehn                       February 22, 2001
------------------------------------------       -----------------
Name:    Jean-Marie Pierre Lehn
Title:   Director

/s/ Peter Littman                                February 22, 2001
------------------------------------------       -----------------
Name:    Peter Littman
Title:   Director

/s/ Uli Sigg                                     February 22, 2001
------------------------------------------       -----------------
Name:    Uli Sigg
Title:   Director

Authorized Representative in the United
States:

Ciba Specialty Chemicals Corporation

By:      /s/ John J. McGraw                      February 22, 2001
         ---------------------------------       -----------------
         Name:    John J. McGraw
         Title:   Vice President, General
                  Counsel & Secretary